UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 20, 2014 (April 28, 2014)

ALR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-30414
(Commission File No.)

7400 Beaufont Springs Drive
Suite 300
Richmond, Virginia  23225
(Address of principal executive offices) (Zip Code)

(804) 554-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 28, 2014, we filed a Form 8-K wherein we stated that we received notice from Lawrence Weinstein that he will resign as president, chief operating officer and member of our board of directors effective May 18, 2014. As a result, our board of directors appointed William Smith as our president effective May 19, 2014.

We hereby confirm that Mr. Weinstein has resigned from the positions of president, chief operating officer and member of our board of directors and Mr. Smith is now our president.

Our board of directors effective May 19, 2014 is comprised of William S. Smith, Sidney S. Chan, Kenneth James Robulak and Dr. Alfonso Salas, M.D.

We direct you to our Form 8-K filed with the SEC on April 28, 2014 for additional information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of May, 2014.

ALR TECHNOLOGIES INC.

BY:	SIDNEY CHAN
Sidney Chan
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Chairman of the Board of Directors